Exhibit 4(b)

MERGER AGREEMENT, DATED APRIL 20, 2005, AND AMENDMENT THERETO,

DATED AUGUST 12, 2005

MERGER AGREEMENT

(English Translation)

The Bank of Tokyo-Mitsubishi, Ltd. (“BTM”) and UFJ Bank Limited (“UFJ”) make and enter into this Merger Agreement (this “Agreement”) as follows.

Article 1    Method of Merger

BTM will merge with UFJ (the “Merger”), whereby BTM will be the surviving company and UFJ will be the dissolving company upon the Merger.

Article 2    Amendments to Articles of Incorporation

Prior to the Merger, BTM plans to propose amendments to the current Articles of Incorporation as set forth in Attachment 1 as the meeting agenda (the “Pre-Merger Agenda”) at its general meeting of shareholders for Merger Approval as provided for in Article 5. Such amendments to the Articles of Incorporation will become effective immediately upon approval of the Pre-Merger Agenda at the general meeting of shareholders for Merger Approval. After such amendment to the Articles of Incorporation becomes effective, BTM shall amend its Articles of Incorporation as set forth in Attachment 2 upon the Merger. Such amendments become effective, with respect to Articles 5 through 6, 9-2 through 9-11, and 31 of the Articles of Incorporation so amended, upon the effectiveness of the Merger, and with respect to Articles other than Articles 5 through 6, 9-2 through 9-11 and 31 of the Articles of Incorporation so amended, at the scheduled merger date (gappei kijitsu).

Article 3    Shares to be Issued upon Merger and Allocation thereof

Upon the Merger, BTM shall issue classes of shares, and allot and deliver such shares to the shareholders of UFJ as follows:

(1)	Ordinary Shares

Upon the Merger, BTM shall newly issue Ordinary Shares in a number equal to the product obtained by multiplying (x) the total number of Ordinary Shares of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date by (y) 0.62, and allot and deliver such issued shares to the holders of Ordinary Shares of UFJ at a rate of 0.62 Ordinary Shares of BTM per Ordinary Share of UFJ; provided, however, that any fractional shares resulting from such allotment shall be rounded up to the nearest one (1) share.

(2)	Series 1 Class A Preferred Shares

Upon the Merger, BTM shall newly issue Series 1 Class 3 Preferred Shares in a number equal to the total number of Series 1 Class A Preferred Shares of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the holders of Series 1 Class A Preferred Shares of UFJ at a rate of one (1) Series 1 Class 3 Preferred Share of BTM per one (1) Series 1 Class A Preferred Share of UFJ.

The details of Series 1 Class 3 Preferred Shares allotted and delivered by BTM shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 3 as well as in BTM’s Articles of Incorporation.

(3)	Series 1 Class D Preferred Shares

Upon the Merger, BTM shall newly issue Series 1 Class 4 Preferred Shares in a number equal to the total number of Series 1 Class D Preferred Shares of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the holders of Series 1 Class D Preferred Shares of UFJ at a rate of one (1) Series 1 Class 4 Preferred Share of BTM per one (1) Series 1 Class D Preferred Share of UFJ.

The details of Series 1 Class 4 Preferred Shares allotted and delivered by BTM shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 4 as well as in BTM’s Articles of Incorporation.

(4)	Series 2 Class D Preferred Shares

Upon the Merger, BTM shall newly issue Series 1 Class 5 Preferred Shares in a number equal to the total number of Series 2 Class D Preferred Shares of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date, and allot and deliver such issued shares to the holders of Series 2 Class D Preferred Shares of UFJ at a rate of one (1) Series 1 Class 5 Preferred Share of BTM per one (1) Series 2 Class D Preferred Share of UFJ.

The details of Series 1 Class 5 Preferred Shares allotted and delivered by BTM shall be as set forth in the terms and conditions of their issuance as set forth in Attachment 5 as well as in BTM’s Articles of Incorporation.

(5)	Series 1 Class E Preferred Shares

Upon the Merger, BTM shall newly issue Ordinary Shares in a number equal to the product obtained by multiplying (x) the total number of Series 1 Class E Preferred Shares (or, if Class F Preferred Shares have been issued due to conversion of Series 1 Class E Preferred Shares, Class F Preferred Shares) of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date by (y) 0.34, and allot and deliver such issued shares to the holders of Series 1 Class E Preferred Shares (or, if Class F Preferred Shares have been issued due to conversion of Series 1 Class E Preferred Shares, the holders of Class F Preferred Shares) of UFJ at a rate of 0.34 Ordinary Shares of BTM per Series 1 Class E Preferred Share of UFJ.

(6)	Series 1 Class G Preferred Shares

Upon the Merger, BTM shall newly issue Ordinary Shares in a number equal to the product obtained by multiplying (x) the total number of Series 1 Class G Preferred Shares of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date by (y) 0.34, and allot and deliver such issued shares to the holders of Series 1 Class G Preferred Shares of UFJ at a rate of 0.34 Ordinary Shares of BTM per Series 1 Class G Preferred Share of UFJ.

(7)	Series 2 Class G Preferred Shares

Upon the Merger, BTM shall newly issue Ordinary Shares in a number equal to the product obtained by multiplying (x) the total number of Series 2 Class G Preferred Shares of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date by (y) 0.34, and allot and deliver such issued shares to the holders of Series 2 Class G Preferred Shares of UFJ at a rate of 0.34 Ordinary Shares of BTM per Series 2 Class G Preferred Share of UFJ.

(8)	Series 1 Class H Preferred Shares

Upon the Merger, BTM shall newly issue Ordinary Shares in a number equal to the product obtained by multiplying (x) the total number of Series 1 Class H Preferred Shares of UFJ held by the shareholders entered or recorded in the latest register of shareholders of UFJ as of the day immediately preceding the scheduled merger date by (y) 3.44, and allot and deliver such issued shares to the holders of Series 1 Class H Preferred Shares of UFJ at a rate of 3.44 Ordinary Shares of BTM per Series 1 Class H Preferred Share of UFJ.

Article 4    Increase of Capital, Reserve, etc.

4.1	The capital, capital reserve, retained earnings reserve, voluntary reserve and other retained earnings of BTM shall be increased due to the Merger as follows:

(1) Capital:	0 yen.

(2) Capital reserve:	the amount of profit from the merger (gappei saeki) less the amounts described in Items (3) and (4) of this Article 4.1.

(3) Retained earnings reserve:	the amount of UFJ’s retained earnings reserve as of the scheduled merger date.

(4) Voluntary reserve and other retained earnings:

the total amount of UFJ’s voluntary reserve and other retained earnings as of the scheduled merger date; provided, however, that BTM and UFJ will determine upon consultation the items and amounts to be retained.

4.2	If the amount of profit from the merger is less than the total of the amounts described in Items (3) and (4) of Article 4.1, the amounts described in Items (3) and (4) of Article 4.1 shall be decreased to the amount of profit from the merger in the order of Items (4) and (3) of Article 4.1.

4.3	BTM and UFJ may change the amounts described in Items (2) through (4) of Article 4.1 upon consultation and taking into consideration UFJ’s financial condition as of the scheduled merger date.

Article 5    General Meetings of Shareholders for Merger Approval

5.1	BTM shall hold on June 28, 2005, and UFJ shall hold on June 29, 2005, ordinary general meetings of shareholders (BTM’s ordinary general meeting of shareholders is also a general meeting of class shareholders of Ordinary Shares), and seek approval of this Agreement and matters necessary for the Merger.

5.2	BTM shall hold a general meeting of class shareholders of Class 1 Preferred Shares and Class 2 Preferred Shares, respectively, on June 28, 2005, and seek approval of this Agreement and matters necessary for the Merger.

5.3	UFJ shall hold a general meeting of class shareholders of Ordinary Shares, Series 1 Preferred Shares, Series 1 Class A Preferred Shares, Series 1 Class D Preferred Shares, Series 2 Class D Preferred Shares, Series 1 Class E Preferred Shares, Series 1 Class G Preferred Shares, Series 2 Class G Preferred Shares and Series 1 Class H Preferred Shares, respectively, on June 29, 2005, and seek approval of this Agreement and matters necessary for the Merger.

5.4	BTM and UFJ may change upon consultation the date on which each of general meetings of shareholders provided for in Article 5.1 and general meetings of each class of shareholders provided for in Article 5.2 and 5.3 (collectively, the “General Meetings of Shareholders for Merger Approval”) are held if so required for the merger process or for other reasons.

Article 6    Scheduled Merger Date

The scheduled merger date shall be October 1, 2005; provided, however, that BTM and UFJ may change the date upon consultation if such change is required for the merger process or for other reasons.

Article 7    Transfer of Assets

7.1	UFJ shall transfer all of its assets and liabilities, and rights and obligations to BTM on the scheduled merger date based on the balance sheet or other calculations as of March 31, 2005 after adjusting the increase and decrease calculations occurring before the scheduled merger date.

7.2	UFJ shall clarify to BTM the details of changes in its assets and liabilities, and in its rights and obligations, occurring during the period from April 1, 2005 to the scheduled merger date by drafting a clarifying statement.

Article 8    Merger-Related Cash Distributions

BTM shall make no payment of merger-related cash distributions (gappei kofukin) upon the Merger.

Article 9    Management of Assets

BTM and UFJ shall each perform their respective business operations and manage and operate their respective assets with the due care of a prudent custodian after the execution of this Agreement until the scheduled merger date. If either BTM or UFJ attempts to conduct an activity that would have a material effect on its assets, rights and obligations, both parties shall consult and agree before conducting such activity.

Article 10    Maximum Amount of Year-End Dividends

BTM may pay to its shareholders and registered pledgees entered or recorded in its latest register of shareholders as of March 31, 2005 year-end dividends up to the maximum amounts set forth below for each class of shares, subject to approval at BTM’s ordinary general meeting of shareholders as provided for in Article 5.1:

32.32 yen per Ordinary Share

41.25 yen per Class 1 Preferred Share

6.42 yen per Class 2 Preferred Share

Total: 166,229,005,727 yen

Article 11    Initial Date for Calculating Dividends

The initial date to calculate the dividends on Ordinary Shares to be issued by BTM in accordance with Articles 3(1) and 3(5) through 3(8) shall be October 1, 2005.

Article 12    Treatment of Employees

BTM shall continue to employ all employees (including executive officers and seconded personnel; the same applies hereinafter) employed by UFJ as of the scheduled merger date as BTM’s employees; provided, however, that the length of service of such employees at UFJ shall be added to the length of service of such employees at BTM, and other employment matters shall be separately determined upon consultation between BTM and UFJ.

Article 13    Names of Directors and Corporate Auditors Appointed upon the Merger

Directors and Corporate Auditors of BTM to be newly appointed upon the Merger shall be as follows; provided, however, that the effective date of appointment shall be the scheduled merger date:

(1)	Directors

Ryosuke Tamakoshi, Takamune Okihara, Kazuo Sasa, Takao Kawanishi, Sohei Sasaki, Shota Yasuda, Kunio Ishihara and Teruo Ozaki

(2)	Corporate Auditors

Hideo Fujino, Tadashi Yanagisawa, Yoshiharu Hayakawa and Kotaro Muneoka

Article 14    Term of Office of BTM’s Corporate Auditors Appointed before the Merger

The term of office of BTM’s Corporate Auditors who were appointed before the Merger (including the Corporate Auditors to be appointed in accordance with Article 13) shall be as set forth in Article 23 of the Articles of Incorporation as amended in connection with the Merger.

Article 15    Retirement Compensation of Directors and Corporate Auditors

15.1	Retirement compensation of BTM’s Directors and Corporate Auditors who will resign before the scheduled merger date may be paid in accordance with the provisions of, or standards for, BTM’s current retirement compensation for officers with the approval of shareholders at BTM’s ordinary general meeting of shareholders as provided for in Article 5.1 or other general meetings of shareholders to be separately held.

15.2	Retirement compensation of UFJ’s Directors and Corporate Auditors who will not be appointed as BTM’s Directors or Corporate Auditors in accordance with Article 13 and former UFJ’s Directors and Corporate Auditors who resigned before the execution date of this Agreement but did not receive retirement compensation upon his or her resignation may be paid with the approval of shareholders at BTM’s general meeting of shareholders to be held after the Merger in the amount calculated in accordance with the provisions of, or standards for, UFJ’s current retirement compensation for officers.

15.3	The amount of retirement compensation of UFJ’s Directors or Corporate Auditors who will be appointed as BTM’s Directors or Corporate Auditors in accordance with Article 13 shall be determined considering the total of the term of office at UFJ until the date immediately prior to the scheduled merger date and the term of office at BTM. Upon such determination, retirement compensation for the term of office at UFJ shall be calculated in accordance with the provisions of, or standards for, UFJ’s current retirement compensation for officers.

Article 16    Amendments of Terms and Conditions of the Merger and Termination of this Agreement

16.1	For the period from the execution date of this Agreement to the effectiveness of the Merger, if, due to Acts of God or for any other reason, any material change occurs to the financial condition or business results of BTM or UFJ or any event that materially interferes with the execution of the Merger occurs, BTM and UFJ may, upon agreement following consultation, amend the terms and conditions of the Merger or terminate this Agreement.

16.2	In the event that the performance of any obligations under this Agreement results in a breach of fiduciary duties of BTM’s or UFJ’s Directors or Corporate Auditors, and BTM and UFJ agree as a result of mutual consultations in good faith, then BTM and UFJ shall amend this Agreement so as not to cause such breach.

16.3	If the merger agreement between Mitsubishi Tokyo Financial Group, Inc. and UFJ Holdings, Inc. (the “Merger Agreement Between Holding Companies”) is amended, BTM and UFJ may amend this Agreement if BTM and UFJ agree as a result of mutual consultation in good faith that such amendment is necessary.

Article 17    Validity of this Agreement

This Agreement shall be nullified if:

(1)	an approval of one of the General Meetings of Shareholders for Merger Approval of BTM or UFJ as provided for in Article 5 is not obtained;

(2)	an approval or authorization of the relevant authorities prescribed by domestic or foreign laws and ordinances is not obtained before the scheduled merger date, or such approval or authorization is subject to any condition or limitation that may materially interfere with the execution of the Merger;

(3)	the Merger Agreement Between Holding Companies becomes invalid for any reason whatsoever; or

(4)	this Agreement is terminated in accordance with Article 16.

Article 18    Validity of the Merger

The Merger will become effective provided that the merger pursuant to the Merger Agreement Between Holding Companies has become effective.

Article 19    Matters not Provided for in this Agreement

Except for the matters provided for in this Agreement, matters necessary for the Merger shall be resolved in the spirit of this Agreement and upon consultation in good faith between BTM and UFJ.

IN WITNESS WHEREOF, BTM and UFJ have caused this Agreement to be signed and sealed in duplicate, and shall each retain one original.

April 20, 2005

BTM:	Nobuo Kuroyanagi
President
The Bank of Tokyo-Mitsubishi, Ltd.
2-7-1, Marunouchi, Chiyoda-ku, Tokyo

UFJ:	Takamune Okihara
President
UFJ Bank Limited
3-21-24, Nishiki, Naka-ku, Nagoya-shi

(Attachment 1)

(Changes are indicated by underlines)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

CHAPTER I.

GENERAL PROVISIONS

(Trade Name)

Article 1.

The Bank shall be called “Kabushiki Kaisha Tokyo Mitsubishi Ginko” and shall be called in English “The Bank of Tokyo-Mitsubishi, Ltd.” (hereinafter referred to as the “Bank”).

CHAPTER I. GENERAL PROVISIONS (Trade Name) Article 1. (No change.)

(Purpose)

Article 2.

The purpose of the Bank shall be to engage in the following businesses:

1.      To accept deposits and installment savings, to extend loans, to discount bills and notes and to engage in exchange transactions;

2.      To guarantee obligations of others, to accept bills and notes and to engage in any other businesses incidental to the banking purposes listed in the preceding item 1;

3.      To underwrite, to conduct offerings for the subscription and sale of, to buy and sell, and to engage in any other businesses with respect to, government bonds, municipal bonds, government-guaranteed bonds and any other securities;

4.      To engage in, in addition to the businesses enumerated in all of the preceding items of this Article 2, all businesses that a bank is permitted to engage in under the Banking Law, the Secured Bonds Trust Law, the Law on Recording of Bonds or any other applicable laws; and

5.      Any other matters incidental to or in connection with the businesses enumerated in all of the preceding items of this Article 2.

(Purpose) Article 2. (No change.)

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Location of Head Office)

Article 3.

The Bank shall have its head office in Chiyoda-ku, Tokyo.

(Method of Public Notice)

Article 4.

Public notices of the Bank shall be given in the Nihon Keizai Shimbun published in Tokyo.

(Location of Head Office) Article 3. (No change.) (Method of Public Notice) Article 4. (No change.)

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Bank shall be eight billion two hundred million (8,200,000,000) shares, eight billion (8,000,000,000) of which being Ordinary Shares, one hundred million (100,000,000) of which being Class 1 Preferred Shares and one hundred million (100,000,000) of which being Class 2 Preferred Shares (in either case, the Preferred Shares being redeemable pursuant to Article 10-7, Paragraph 2 hereof); provided, however, that if any number of shares are cancelled, such number shall be deducted accordingly from the relevant number of shares authorized to be issued.

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Bank shall be eight billion two hundred million (8,200,000,000) shares, eight billion one hundred million (8,100,000,000) of which being Ordinary Shares and one hundred million (100,000,000) of which being Class 2 Preferred Shares (the Preferred Shares being redeemable pursuant to Article 10-7, Paragraph 2 hereof); provided, however, that if any number of shares are cancelled, such number shall be deducted accordingly from the relevant number of shares authorized to be issued.

(Number of Shares of One (1) Unit (Tangen))

Article 6.

1. One thousand (1,000) shares shall constitute one (1) Unit (tangen) of shares of the Bank in respect of both Ordinary Shares and Preferred Shares.

2. The Bank shall not issue a share certificate for shares constituting less than one (1) Unit of shares.

(Number of Shares of One (1) Unit (Tangen)) Article 6. (No change.)

(Non-entry in a Ledger of Fractional Shares)

Article 7.

Fractional shares, constituting less than one (1) share, shall not be entered nor recorded as fractional shares in a ledger of fractional shares.

(Non-entry in a Ledger of Fractional Shares) Article 7. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Transfer Agent)

Article 8.

1. The Bank may appoint a transfer agent for its shares.

2. In the event that a transfer agent is to be appointed, the transfer agent and its handling office shall be designated by a resolution of the Board of Directors, and public notice thereof shall be given.

(Transfer Agent) Article 8. (No change.)

3. In the event that a transfer agent has been appointed, the register of shareholders and the register of lost share certificates of the Bank shall be kept at the handling office of the transfer agent. The registration of transfer of shares, the registration of pledges on shares, the procedures for non-possession or reissuance of share certificates and any other businesses with respect to shares shall be handled by the transfer agent.

(Regulations on Handling Shares)

Article 9.

The denomination of share certificates of the Bank, the registration of transfers of shares, the registration of pledges on shares, the procedures for non-possession or reissuance of share certificates and any other handling with respect to shares shall be governed by the Regulations on Handling Shares established by the Board of Directors.

(Regulations on Handling Shares) Article 9. (No change.)

(Notification of Name, Address, etc.)

Article 10.

1. Shareholders, registered pledgees or their statutory agents shall notify the Bank of their names, addresses and seal impressions.

2. A foreigner who is accustomed to signing his/her name may substitute his/her specimen signature for the seal impression specified in the preceding Paragraph.

3. When any person referred to in Paragraph 1 of this Article 10 resides in a foreign country or area, he/she shall either set up his/her provisional address in Japan or appoint his/her proxy in Japan and notify the Bank thereof.

4. When there is any change to any matter mentioned in the preceding three Paragraphs of this Article 10, such change shall be notified to the Bank.

(Notification of Names, Addresses, etc.) Article 10. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

CHAPTER II-2

PREFERRED SHARES

(Preferred Dividends)

Article 10-2.

1. The Bank shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in such amount as determined by the resolution of the Board of Directors adopted at the time of issuance of the relevant Preferred Shares, up to three hundred sixty (360) yen per Class 1 Preferred Share per year and up to sixty (60) yen per Class 2 Preferred Share per year, respectively, to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or the registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”) or the registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 10-3 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth above.

CHAPTER II-2

PREFERRED SHARES

(Preferred Dividends)

Article 10-2.

1. The Bank shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in such amount as determined by the resolution of the Board of Directors adopted at the time of issuance of Class 2 Preferred Shares up to sixty (60) yen per Class 2 Preferred Share per year to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or the registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”) or the registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 10-3 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth above.

2. If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the prescribed amount of the Preferred Dividends, the unpaid amount of such Preferred Dividends shall not be carried over to nor cumulated in subsequent business years.

2. (No change.)

3. The Bank shall not pay to any Preferred Shareholder or Registered Preferred Pledgee any amount of dividends in excess of the prescribed amount of the relevant Preferred Dividends.	3. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Preferred Interim Dividends)

Article 10-3.

In the event of payment of the Interim Dividends
provided for in Article 32 hereof, the Bank shall pay
such amount (hereinafter referred to as the “Preferred
Interim Dividends”) as determined by the resolution of
the Board of Directors adopted at the time of issuance of
the relevant Preferred Shares up to one hundred eighty
(180) yen per Class 1 Preferred Share and up to thirty
(30) yen per Class 2 Preferred Share, respectively, to the
Preferred Shareholders or the Registered Preferred
Pledgees with priority over the Ordinary Shareholders or
the Registered Ordinary Pledgees.

(Preferred Interim Dividends)

Article 10-3.

In the event of payment of the Interim
Dividends provided for in Article 32 hereof, the Bank
shall pay such amount (hereinafter referred to as the
“Preferred Interim Dividends”) as determined by the
resolution of the Board of Directors adopted at the
time of issuance of Class 2 Preferred Shares up to
thirty (30) yen per Class 2 Preferred Share to the
Preferred Shareholders or the Registered Preferred
Pledgees with priority over the Ordinary Shareholders
or the Registered Ordinary Pledgees.

(Distribution of Residual Assets)

Article 10-4.

1. If the Bank distributes its residual assets upon liquidation, the Bank shall pay the amount of three thousand (3,000) yen per Class 1 Preferred Share and two thousand five hundred (2,500) yen per Class 2 Preferred Share, respectively, to the Preferred Shareholders or the Registered Preferred Pledgees with priority over the Ordinary Shareholders or the Registered Ordinary Pledgees.

2. The Bank shall not make a distribution of residual assets other than as provided for in the preceding Paragraph of this Article 10-4 to the Preferred Shareholders or the Registered Preferred Pledgees.

(Distribution of Residual Assets)

Article 10-4.

1. If the Bank distributes its residual assets upon liquidation, the Bank shall pay the amount of two thousand five hundred (2,500) yen per Class 2 Preferred Share to the Preferred Shareholders or the Registered Preferred Pledgees with priority over the Ordinary Shareholders or the Registered Ordinary Pledgees.

2. (No change.)

(Voting Rights) Article 10-5. Unless otherwise provided for by laws or regulations, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders.	(Voting Rights) Article 10-5. (No change.)

(Consolidation or Split of Shares and Subscription Rights, etc.)

Article 10-6.

1. Unless otherwise provided for by laws or regulations, the Bank shall not consolidate or split any Preferred Shares.

2. The Bank shall not grant the Preferred Shareholders any rights to subscribe for new shares or bonds with stock acquisition rights.

(Consolidation or Split of Shares and Subscription Rights, etc.) Article 10-6. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Cancellation of Preferred Shares)

Article 10-7.

1. The Bank may, at any time, purchase Preferred Shares at the purchase price thereof by appropriation of retained earnings distributable to shareholders and cancel them.

(Cancellation of Preferred Shares) Article 10-7. 1. (No change.)

2. The Bank may, after issuance of Preferred Shares and after the lapse of the period designated by the resolution of the Board of Directors adopted at the time of the issuance of such Preferred Shares, redeem the relevant Preferred Shares, in whole or in part, at such time and at such redemption price as deemed appropriate giving due consideration to the prevailing market conditions, as determined by relevant resolution. Partial redemption shall be effected by way of lot or other method.

2. (No change.)
3. The cancellation of Preferred Shares pursuant to Paragraph 1 of this Article 10-7 may be made in respect of either or both of Class 1 Preferred Shares and Class 2 Preferred Shares.	(Deleted.)

(Order of Priority)

Article 10-8.

The Class 1 Preferred Shares and Class 2 Preferred Shares shall rank pari passu with each other in respect of the payment of the Preferred Dividends, the Preferred Interim Dividends and the distribution of residual assets.

(Deleted.)
(Prescription Period) Article 10-9. The provision of Article 33 hereof shall apply mutatis mutandis to the payment of the Preferred Dividends and the Preferred Interim Dividends.	(Prescription Period) Article 10-8. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

CHAPTER III.

GENERAL MEETING OF SHAREHOLDERS

(Convocation)

Article 11.

1. An ordinary general meeting of shareholders shall be convened within three (3) months from the last day of each business year.

2. An extraordinary general meeting of shareholders shall be convened whenever necessary.

CHAPTER III. GENERAL MEETING OF SHAREHOLDERS (Convocation) Article 11. (No change.)

(Chairman)

Article 12.

1. The President of the Bank shall act as chairman of the general meetings of shareholders.

2. If the President is unable to act as such, one of the Deputy Presidents shall act as chairman in accordance with the order of priority previously determined by the Board of Directors. If any Deputy President is also unable to act as such, one of the Senior Managing Directors or Managing Directors shall act as chairman in accordance with the order of priority previously determined by the Board of Directors.

(Chairman) Article 12. (No change.)

(Method of Resolution)

Article 13.

1. Unless otherwise provided for by law or regulation or these Articles of Incorporation, resolutions of a general meeting of shareholders shall be adopted by an affirmative vote of a majority of the voting rights of the shareholders in attendance.

2. Resolutions of a general meeting of shareholders provided for in Article 343 of the Commercial Code and resolutions of a general meeting of shareholders for which the method of resolution provided for in such Article 343 shall be applied mutatis mutandis pursuant to the Commercial Code and other laws and regulations shall be adopted by an affirmative vote of two-thirds (2/3) or more of the voting rights of the shareholders in attendance who hold in the aggregate not less than one-third (1/3) of the total number of voting rights of all shareholders.

(Method of Resolution) Article 13. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Voting by Proxy)

Article 14.

1. Shareholders may exercise their voting rights at a general meeting of shareholders by appointing a proxy who is a shareholder of the Bank entitled to exercise its own voting rights at such meeting.

2. In the case of the preceding Paragraph of this Article 14, the shareholder or the proxy thereof shall submit to the Bank, for each general meeting of shareholders, a document evidencing authority of the proxy to act as such.

(Voting by Proxy) Article 14. (No change.)

(Minutes)

Article 15.

The substance of proceedings and the results of general meetings of shareholders shall be stated or recorded in the minutes, to which the chairman of the meeting and the Directors present shall put their names and affix their seals or affix electronic signatures. The original copy of such minutes shall be kept at the head office for ten (10) years and a certified copy thereof shall be kept at each branch office for five (5) years.

(Minutes) Article 15. (No change.)
(General Meetings of Class Shareholders) Article 15-2. The provisions of Articles 12, 14 and 15 hereof shall apply mutatis mutandis to general meetings of class shareholders.	(General Meetings of Class Shareholders) Article 15-2. (No change.)

1-8

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

CHAPTER IV.

DIRECTORS AND BOARD OF DIRECTORS

(Number of Directors and Method of Election)

Article 16.

1. The Bank shall have not more than twenty (20) Directors, who shall be elected at a general meeting of shareholders.

2. At the time of the election of Directors, there shall be in attendance shareholders who hold voting rights representing in the aggregate one-third (1/3) or more of the total number of voting rights of all shareholders and no cumulative voting shall be made for the election of Directors.

CHAPTER IV. DIRECTORS AND BOARD OF DIRECTORS (Number of Directors and Method of Election) Article 16. (No change.)

(Term of Office)

Article 17.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending two (2) years after their assumption of office.

(Representative Director and Directors with Executive Power)

Article 18.

1. The Board of Directors shall, by resolution, elect Representative Director(s) from among the Directors.

2. Representative Directors shall severally represent the Bank.

3. The Board of Directors shall, by resolution, appoint one (1) President and several Deputy Presidents from among the Directors.

4. The Board of Directors may, by resolution, appoint several Senior Managing Directors and Managing Directors from among the Directors.

5. The Board of Directors may, by resolution, appoint one (1) Chairman and Director and one (1) Deputy Chairman and Director from among the Directors.

(Term of Office) Article 17. (No change.) (Representative Director and Directors with Executive Power) Article 18. (No change.)

1-9

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

(Duties of Directors with Executive Power)

Article 19.

1. The President shall preside over the business affairs of the Bank.

2. The Deputy Presidents shall assist the President in managing the business affairs of the Bank, and shall act as the President if the President is unable to act as such.

3. The Senior Managing Directors and the Managing Directors shall assist the President and the Deputy Presidents in managing the day to day business affairs of the Bank, and shall act as the President and the Deputy Presidents if the President and the Deputy Presidents are unable to act as such.

(Duties of Directors with Executive Power) Article 19. (No change.)

(Board of Directors)

Article 20.

1. The Board of Directors shall determine the management of the business affairs of the Bank and supervise the performance of duties of Directors.

2. Notice to convene a meeting of the Board of Directors shall be given to each Director and Corporate Auditor at least three (3) days prior to the date of such meeting.

3. Unless otherwise provided for by law or regulation, resolutions of a meeting of the Board of Directors shall be adopted by an affirmative vote of a majority of the Directors present who constitute in number a majority of all of the Directors.

4. The substance of proceedings and the results of meetings of the Board of Directors shall be stated or recorded in the minutes, to which the Directors and Corporate Auditors present shall put their names and affix their seals or affix electronic signatures. Such minutes shall be kept at the head office for ten (10) years.

(Board of Directors) Article 20. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation
CHAPTER V. CORPORATE AUDITORS AND BOARD OF CORPORATE AUDITORS (Number of Corporate Auditors and Method of Election)	CHAPTER V. CORPORATE AUDITORS AND BOARD OF CORPORATE AUDITORS (Number of Corporate Auditors and Method of Election)

Article 21.

1. The Bank shall have not more than eight (8) Corporate Auditors, who shall be elected at a general meeting of shareholders.

2. At the time of the election of Corporate Auditors, there shall be in attendance shareholders who hold voting rights representing in the aggregate one-third (1/3) or more of the total number of voting rights of all shareholders.

Article 21. (No change.)
(Full-time Corporate Auditors) Article 22. The Corporate Auditors shall appoint several full-time Corporate Auditors from among themselves.	(Full-time Corporate Auditors) Article 22. (No change.)

(Term of Office)

Article 23.

The term of office of Corporate Auditors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending four (4) years after their assumption of office.

(Term of Office) Article 23. (No change.)

(Board of Corporate Auditors)

Article 24.

1. The Board of Corporate Auditors shall have the authority provided for by law and regulation and also shall determine matters concerning the performance of duties of Corporate Auditors; provided, however, that the Board of Corporate Auditors shall not interfere with the exercise by the Corporate Auditors of their power and authority.

2. Notice to convene a meeting of the Board of Corporate Auditors shall be given to each Corporate Auditor at least three (3) days prior to the date of such meeting.

(Board of Corporate Auditors) Article 24. (No change.)

1-11

Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

3. Unless otherwise provided for by law or regulation, resolutions of a meeting of the Board of Corporate Auditors shall be adopted by an affirmative vote of a majority of the Corporate Auditors.

4. The substance of proceedings and the result of meetings of the Board of Corporate Auditors shall be stated or recorded in the minutes, to which the Corporate Auditors present shall put their names and affix their seals or affix electronic signatures. Such minutes shall be kept at the head office for ten (10) years.

CHAPTER VI. TOKYO MITSUBISHI GINKO SAIKEN (BANK OF TOKYO-MITSUBISHI DEBENTURES)	CHAPTER VI. TOKYO MITSUBISHI GINKO SAIKEN (BANK OF TOKYO-MITSUBISHI DEBENTURES)

(Ground for Issuance)

Article 25.

The Bank may issue debentures in accordance with the approval of the Minister of Finance as provided pursuant to the Financial Institutions Amalgamation and Conversion of Business Act.

(Ground for Issuance) Article 25. (No change.)
(Name of Debentures) Article 26. Debentures to be issued by the Bank pursuant to the preceding Article 25 shall be called Tokyo Mitsubishi Ginko Saiken (Bank of Tokyo-Mitsubishi Debentures).	(Name of Debentures) Article 26. (No change.)

(Regulations Governing Bank of Tokyo-Mitsubishi Debentures)

Article 27.

The procedures concerning the conversion of bearer debenture certificates to registered debenture certificates and vice versa, the recordation of debentures held in trust, the delivery of new debenture certificates and/or new coupons, the registration of transfer of registered debentures, the registration of pledges on registered debentures, and any other handling and its fees with respect to debentures shall be governed by the Regulations Governing the Bank of Tokyo-Mitsubishi Debentures established by the Bank.

(Regulations Governing Bank of Tokyo-Mitsubishi Debentures) Article 27. (No change.)
(Notification of Name and Address, etc.) Article 28. The provisions of Article 10 hereof shall apply mutatis mutandis to registered debentures.	(Notification of Names and Addresses, etc.) Article 28. (No change.)

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Current Articles of Incorporation	Proposed Amendment of Articles of Incorporation

CHAPTER VII.

ACCOUNTS

(Business Year and Fiscal Term)

Article 29.

The business year of the Bank shall commence on April 1 of each year and end on March 31 of the following year and the fiscal term of each business year shall be settled as of the last day of such business year.

CHAPTER VII. ACCOUNTS (Business Year and Fiscal Term) Article 29. (No change.)
(Disposal of Profits) Article 30. Unless otherwise provided for by laws or regulations, profits of the Bank shall be disposed of pursuant to a resolution of a general meeting of shareholders.	(Disposal of Profits) Article 30. (No change.)

(Dividends)

Article 31.

Dividends shall be paid to the shareholders or the registered pledgees whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year.

(Dividends) Article 31. (No change.)

(Interim Dividends)

Article 32.

By a resolution of the Board of Directors, the Bank may pay cash pursuant to Article 293-5 of the Commercial Code (hereinafter referred to as the “Interim Dividends”) to the shareholders or registered pledgees whose names have been entered or recorded in the latest register of shareholders as of September 30 of each year.

(Interim Dividends) Article 32. (No change.)

(Prescription Period)

Article 33.

The Bank shall be released from the obligation to pay dividends or the Interim Dividends to particular shareholders after the lapse of five (5) full years from the date of commencement of payment thereof, where such shareholders have not accepted such payment.

(Prescription Period) Article 33. (No change.)

- End -	- End -

1-13

(Attachment 2)

(Changes are indicated by underlines)

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

CHAPTER I.

GENERAL PROVISIONS

(Trade Name)

Article 1.

The Bank shall be called “Kabushiki Kaisha Tokyo Mitsubishi Ginko” and shall be called in English “The Bank of Tokyo-Mitsubishi, Ltd.” (hereinafter referred to as the “Bank”).

CHAPTER I.

GENERAL PROVISIONS

(Trade Name)

Article 1.

The Bank shall be called “Kabushiki Kaisha Mitsubishi-Tokyo UFJ Ginko” and shall be called in English “The Bank of Tokyo-Mitsubishi, UFJ, Ltd.” (hereinafter referred to as the “Bank”).

(Purpose)

Article 2.

The purpose of the Bank shall be to engage in the following businesses:

1. To accept deposits and installment savings, to extend loans, to discount bills and notes and to engage in exchange transactions;

2. To guarantee obligations of others, to accept bills and notes and to engage in any other businesses incidental to the banking purposes listed in the preceding item 1;

3. To underwrite, to conduct offerings for the subscription and sale of, to buy and sell, and to engage in any other businesses with respect to, government bonds, municipal bonds, government-guaranteed bonds and any other securities;

4. To engage in, in addition to the businesses enumerated in all of the preceding items of this Article 2, all businesses that a bank is permitted to engage in under the Banking Law, the Secured Bonds Trust Law, the Law on Recording of Bonds or any other applicable laws; and

5. Any other matters incidental to or in connection with the businesses enumerated in all of the preceding items of this Article 2.

(Purpose) Article 2. (No change.)

(Location of Head Office) Article 3. The Bank shall have its head office in Chiyoda-ku, Tokyo.	(Location of Head Office) Article 3. (No change.)

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
(Method of Public Notice) Article 4. Public notices of the Bank shall be given in the Nihon Keizai Shimbun published in Tokyo.	(Method of Public Notice) Article 4. Public notices of the Bank shall be given in the Nihon Keizai Shimbun.

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Bank shall be eight billion two hundred million (8,200,000,000) shares, eight billion one hundred million (8,100,000,000) of which being Ordinary Shares and one hundred million (100,000,000) of which being Class 2 Preferred Shares (the Preferred Shares being redeemable pursuant to Article 10-7, Paragraph 2 hereof); provided, however, that if any number of shares are cancelled, such number shall be deducted accordingly from the relevant number of shares authorized to be issued.

CHAPTER II.

SHARES

(Total Number of Shares Authorized to be Issued)

Article 5.

The aggregate number of shares authorized to be issued by the Bank shall be fifteen billion six hundred million (15,600,000,000) shares, the details of which shall be as set forth below (Class 2 Preferred Shares are Preferred Shares redeemable pursuant to Article 9-9, Paragraph 2 hereof); provided, however, that if any number of shares are cancelled or any number of Class 3 Preferred Shares through Class 5 Preferred Shares are converted into Ordinary Shares, such number shall be deducted accordingly from the relevant number of shares authorized to be issued.

Ordinary Shares:

fifteen billion (15,000,000,000) shares

Class 2 Preferred Shares:

one hundred million (100,000,000) shares

Class 3 Preferred Shares:

two hundred million (200,000,000) shares

Class 4 Preferred Shares:

one hundred fifteen million (150,000,000) shares

Class 5 Preferred Shares:

one hundred fifteen million (150,000,000) shares

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
(Newly established.)

(Purchase and Cancellation of Shares)

Article 5-2.

If the Bank purchases or cancels Ordinary Shares and/or any class of Preferred Shares, such purchase or cancellation may be made in respect of any of one or more classes of the shares.

(Number of Shares of One (1) Unit (Tangen))

Article 6.

1. One thousand (1,000) shares shall constitute one (1) Unit (tangen) of shares of the Bank in respect of both Ordinary Shares and Preferred Shares.

2. The Bank shall not issue a share certificate for shares constituting less than one (1) Unit of shares.

(Number of Shares of One (1) Unit (Tangen))

Article 6.

1. (No change.)

2. Unless the Bank deems necessary for shareholders, the Bank shall not issue a share certificate representing shares constituting less than one (1) Unit of shares.

(Non-entry in a Ledger of Fractional Shares)

Article 7.

Fractional shares, constituting less than one (1) share, shall not be entered nor recorded as fractional shares in a ledger of fractional shares.

(Non-entry in a Ledger of Fractional Shares) Article 7. (No change.)

(Transfer Agent)

Article 8.

1. The Bank may appoint a transfer agent for its shares.

2. In the event that a transfer agent is to be appointed, the transfer agent and its handling office shall be designated by a resolution of the Board of Directors, and public notice thereof shall be given.

3. In the event that a transfer agent has been appointed, the register of shareholders and the register of lost share certificates of the Bank shall be kept at the handling office of the transfer agent. The registration of transfer of shares, the registration of pledges on shares, the procedures for non-possession or reissuance of share certificates and any other businesses with respect to shares shall be handled by the transfer agent.

(Transfer Agent)

Article 8.

1. (No change.)

2. In the event that a transfer agent is to be appointed, the transfer agent and its handling office shall be designated by a resolution of the Board of Directors.

3. (No change.)

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

(Regulations on Handling Shares)

Article 9.

The denomination of share certificates of the Bank, the registration of transfers of shares, the registration of pledges on shares, the procedures for non-possession or reissuance of share certificates and any other handling with respect to shares shall be governed by the Regulations on Handling Shares established by the Board of Directors.

([Regulations on Handling Shares]) Article 9. (No change.)

(Notification of Name, Address, etc.)

Article 10.

1. Shareholders, registered pledgees or their statutory agents shall notify the Bank of their names, addresses and seal impressions.

2. A foreigner who is accustomed to signing his/her name may substitute his/her specimen signature for the seal impression indicated in the preceding Paragraph.

3. When any person referred to in Paragraph 1 of this Article 10 resides in a foreign country or area, he/she shall either set up his/her provisional address in Japan or appoint his/her proxy in Japan and notify the Bank thereof.

4. When there is any change to any matter mentioned in the preceding three Paragraphs of this Article 10, such change shall be notified to the Bank.

(Deleted.)

CHAPTER II-2

PREFERRED SHARES

(Preferred Dividends)

Article 10-2.

1. The Bank shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in such amount as determined by the resolution of the Board of Directors adopted at the time of issuance of Class 2 Preferred Shares up to sixty (60) yen per Class 2 Preferred Share per year to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or the registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority

CHAPTER II-2

PREFERRED SHARES

(Preferred Dividends)

Article 9-2.

1. The Bank shall pay dividends on Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in such respective amount as prescribed below to the holders of Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or the registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”) or the registered pledgees

2-4

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”) or the registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 10-3 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth above.

2. If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the prescribed amount of the Preferred Dividends, the unpaid amount of such Preferred Dividends shall not be carried over to nor cumulated in subsequent business years.

3. The Bank shall not pay to any Preferred Shareholder or Registered Preferred Pledgee any amount of dividends in excess of the prescribed amount of the relevant Preferred Dividends.

who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”); provided, however, that in the event that the Preferred Interim Dividends provided for in Article 9-3 hereof have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends set forth below.

Class 2 Preferred Shares:

sixty (60) yen per share per year

Class 3 Preferred Shares:

fifteen and nine-tenths (15.90) yen per share per year

Class 4 Preferred Shares:

eighteen and six-tenths (18.60) yen per share per year

Class 5 Preferred Shares:

nineteen and four-tenths (19.40) yen per share per year

2. (No change in translation.)

3. (No change.)

(Preferred Interim Dividends)

Article 10-3.

In the event of payment of the Interim Dividends provided for in Article 32 hereof, the Bank shall pay such amount (hereinafter referred to as the “Preferred Interim Dividends”) as determined by the resolution of the Board of Directors adopted at the time of issuance of Class 2 Preferred Shares up to thirty (30) yen per Class 2 Preferred Share to the Preferred Shareholders or the Registered Preferred Pledgees with priority over the

(Preferred Interim Dividends)

Article 9-3.

In the event of payment of the Interim Dividends provided for in Article 32 hereof, the Bank shall pay such respective amount (hereinafter referred to as the “Preferred Interim Dividends”) as prescribed below to the Preferred Shareholders or the Registered Preferred Pledgees with priority over the Ordinary Shareholders or the Registered Ordinary Pledgees.

2-5

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
Ordinary Shareholders or the Registered Ordinary Pledgees.

Class 2 Preferred Shares:

thirty (30) yen per share

Class 3 Preferred Shares:

seven and ninety-five hundredths (7.95) yen per share

Class 4 Preferred Shares:

nine and three-tenths (9.30) yen per share

Class 5 Preferred Shares:

nine and seven-tenths (9.70) yen per share

(Distribution of Residual Assets)

Article 10-4.

1. If the Bank distributes its residual assets upon liquidation, the Bank shall pay the amount of two thousand five hundred (2,500) yen per Class 2 Preferred Share to the Preferred Shareholders or the Registered Preferred Pledgees with priority over the Ordinary Shareholders or the Registered Ordinary Pledgees.

2. The Bank shall not make a distribution of residual assets other than as provided for in the preceding Paragraph of this Article 10-4 to the Preferred Shareholders or the Registered Preferred Pledgees.

(Distribution of Residual Assets)

Article 9-4.

1. If the Bank distributes its residual assets upon liquidation, the Bank shall pay such respective amount as prescribed below to the Preferred Shareholders or the Registered Preferred Pledgees with priority over the Ordinary Shareholders or the Registered Ordinary Pledgees.

Class 2 Preferred Shares:

two thousand five hundred (2,500) yen per share

Class 3 Preferred Shares:

three thousand (3,000) yen per share

Class 4 Preferred Shares:

two thousand (2,000) yen per share

Class 5 Preferred Shares:

two thousand (2,000) yen per share

2. (No change.)

2-6

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
(Voting Rights) Article 10-5. Unless otherwise provided for by laws or regulations, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders.

(Voting Rights)

Article 9-5.

Unless otherwise provided for by laws or regulations, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of the Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of the Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

(Consolidation or Split of Shares and Subscription Rights, etc.)

Article 10-6.

1. Unless otherwise provided for by laws or regulations, the Bank shall not consolidate or split any Preferred Shares.

2. The Bank shall not grant the Preferred Shareholders any rights to subscribe for new shares or bonds with stock acquisition rights.

(Newly established.)

(Consolidation or Split of Preferred Shares and Subscription Rights, etc.)

Article 9-6.

1. (No change.)

2. The Bank shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

(Conversion into Ordinary Shares)

Article 9-7.

Any holder of Class 3 Preferred Shares through Class 5 Preferred Shares may request conversion of the relevant Preferred Shares into Ordinary Shares during the period in which such Preferred Shareholder is entitled to request conversion as prescribed in the merger agreement, the execution of which, in accordance with the provisions of Article 408 of the Commercial Code, was approved at both of the general meeting of shareholders of the Bank held on June 28, 2005 and the general meeting of shareholders of the UFJ Bank Limited held on June 29, 2005, pursuant to the terms of conversion prescribed in such merger agreement.

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
(Newly established.)

(Mandatory Conversion)

Article 9-8.

1. Any of the Class 3 Preferred Shares through Class 5 Preferred Shares, for which no request for conversion into Ordinary Shares is made during the period in which the holder of such Preferred Shares is entitled to request conversion shall be mandatorily converted on the day immediately following the last day of such period (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares in the number as is obtained by dividing the amount equivalent to the subscription price per relevant Preferred Share by the average (such average shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.) of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date. If the relevant average price is less than such respective amount as set forth below, the relevant Preferred Shares shall be converted into Ordinary Shares in the number as is obtained by dividing an amount equivalent to the subscription price per relevant Preferred Share by such respective amount as set forth below.

Class 3 Preferred Shares:

one thousand two hundred nine and seven-tenths (1,209.70) yen per share

Class 4 Preferred Shares:

nine hundred ten and five-tenths (910.50) yen per share

Class 5 Preferred Shares:

nine hundred ten and five-tenths (910.50) yen per share

2-8

Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

2. In respect of Class 3 Preferred Shares through Class 5 Preferred Shares, the amount equivalent to the subscription price referred to in the preceding Paragraph of this Article 9-8 shall be such respective amount as prescribed below.

Class 3 Preferred Shares:

three thousand (3,000) yen per share

Class 4 Preferred Shares:

two thousand (2,000) yen per share

Class 5 Preferred Shares:

two thousand (2,000) yen per share

3. In the calculation of the number of Ordinary Shares provided for in Paragraph 1 of this article, any number less than one (1) share shall be rounded up to the nearest one (1) share.

(Cancellation of Preferred Shares)

Article 10-7.

1. The Bank may, at any time, purchase Preferred Shares at the purchase price thereof by appropriation of retained earnings distributable to shareholders and cancel them.

2. The Bank may, after issuance of Preferred Shares and after the lapse of the period designated by the resolution of the Board of Directors adopted at the time of the issuance of such Preferred Shares, redeem the relevant Preferred Shares, in whole or in part, at such time and at such redemption price as deemed appropriate giving due consideration to the prevailing market conditions, as determined by relevant resolution. Partial redemption shall be effected by way of lot or other method.

3. (Newly established.)

(Cancellation of Preferred Shares)

Article 9-9.

1. The Bank may, at any time, purchase Preferred Shares and cancel them.

2. The Bank may, after issuance of Class 2 Preferred Shares and after the lapse of the period designated by the resolution of the Board of Directors adopted at the time of the issuance of such Preferred Shares, redeem the relevant Preferred Shares, in whole or in part, at such time and at such redemption price as deemed appropriate giving due consideration to the prevailing market conditions, as determined by relevant resolution. Partial redemption shall be effected by way of lot or other method.

3. The purchase or cancellation of Preferred Shares provided for in Paragraph 1 hereof may be made in respect of any of one or more classes of Preferred Shares.

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
(Newly established.)

(Order of Priority)

Article 9-10.

All classes of Preferred Shares shall rank pari passu with each other in respect of the payment of Preferred Dividends and Preferred Interim Dividends and the distribution of residual assets.

(Prescription Period) Article 10-8. The provision of Article 33 hereof shall apply mutatis mutandis to the payment of the Preferred Dividends and the Preferred Interim Dividends.	(Prescription Period) Article 9-11. (No change.)

CHAPTER III.

GENERAL MEETING OF SHAREHOLDERS

(Convocation)

Article 11.

1. An ordinary general meeting of shareholders shall be convened within three (3) months from the last day of each business year.

2. An extraordinary general meeting of shareholders shall be convened whenever necessary.

CHAPTER III. GENERAL MEETING OF SHAREHOLDERS (Convocation) Article 10. (No change.)

(Chairman)

Article 12.

1. The President of the Bank shall act as chairman of the general meetings of shareholders.

2. If the President is unable to act as such, one of the Deputy Presidents shall act as chairman in accordance with the order of priority previously determined by the Board of Directors. If any Deputy President is also unable to act as such, one of the Senior Managing Directors or Managing Directors shall act as chairman in accordance with the order of priority previously determined by the Board of Directors.

(Chairman) Article 11. (No change.)

(Method of Resolution)

Article 13.

1. Unless otherwise provided for by law or regulation or these Articles of Incorporation, resolutions of a general meeting of shareholders shall be adopted by an affirmative vote of a majority of the voting rights of the shareholders in attendance.

(Method of Resolution) Article 12. 1. (No change in translation.)

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
2. Resolutions of a general meeting of shareholders provided for in Article 343 of the Commercial Code and resolutions of a general meeting of shareholders for which the method of resolution provided for in such Article 343 shall be applied mutatis mutandis pursuant to the Commercial Code and other laws and regulations shall be adopted by an affirmative vote of two-thirds (2/3) or more of the voting rights of the shareholders in attendance who hold in the aggregate not less than one-third (1/3) of the total number of voting rights of all shareholders.	2. (No change in translation.)

(Voting by Proxy)

Article 14.

1. Shareholders may exercise their voting rights at a general meeting of shareholders by appointing a proxy who is a shareholder of the Bank entitled to exercise its own voting rights at such meeting.

(Voting by Proxy) Article 13. 1. (No change in translation.)

2. In the case of the preceding Paragraph of this Article 14, the shareholder or the proxy thereof shall submit to the Bank, for each general meeting of shareholders, a document evidencing authority of the proxy to act as such.	2. (No change.)

(Minutes)

Article 15.

The substance of proceedings and the results of general meetings of shareholders shall be stated or recorded in the minutes, to which the chairman of the meeting and the Directors present shall put their names and affix their seals or affix electronic signatures. The original copy of such minutes shall be kept at the head office for ten (10) years and a certified copy thereof shall be kept at each branch office for five (5) years.

(Minutes) Article 14. (No change.)
(General Meetings of Class Shareholders) Article 15-2. The provisions of Articles 12, 14 and 15 hereof shall apply mutatis mutandis to general meetings of class shareholders.	(General Meetings of Class Shareholders) Article 14-2. The provisions of Articles 11, 13 and 14 hereof shall apply mutatis mutandis to general meetings of class shareholders.

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

CHAPTER IV.

DIRECTORS AND BOARD OF DIRECTORS

(Number of Directors and Method of Election)

Article 16.

1. The Bank shall have not more than twenty (20) Directors, who shall be elected at a general meeting of shareholders.

2. At the time of the election of Directors, there shall be in attendance shareholders who hold voting rights representing in the aggregate one-third (1/3) or more of the total number of voting rights of all shareholders and no cumulative voting shall be made for the election of Directors.

CHAPTER IV. DIRECTORS AND BOARD OF DIRECTORS (Number of Directors and Method of Election) Article 15. (No change.)

(Term of Office)

Article 17.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending two (2) years after their assumption of office.

(Term of Office)

Article 16.

The term of office of Directors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending one (1) year after their assumption of office.

(Representative Director and Directors with Executive Power) Article 18. 1. The Board of Directors shall, by resolution, elect Representative Director(s) from among the Directors.	(Representative Director and Directors with Executive Power) Article 17. 1. (No change in translation.)

2. Representative Directors shall severally represent the Bank.	2. (No change.)

3. The Board of Directors shall, by resolution, appoint one (1) President and several Deputy Presidents from among the Directors.	3. (No change.)

4. The Board of Directors may, by resolution, appoint several Senior Managing Directors and Managing Directors from among the Directors.	4. (No change.)

5. The Board of Directors may, by resolution, appoint one (1) Chairman and Director and one (1) Deputy Chairman and Director from among the Directors.	5. (No change.)

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

(Duties of Directors with Executive Power)

Article 19.

1. The President shall preside over the business affairs of the Bank.

2. The Deputy Presidents shall assist the President in managing the business affairs of the Bank, and shall act as the President if the President is unable to act as such.

(Duties of Directors with Executive Power) Article 18. 1. The President shall preside over and conduct the business affairs of the Bank. 2. (No change in translation.)

3. The Senior Managing Directors and the Managing Directors shall assist the President and the Deputy Presidents in managing the day to day business affairs of the Bank, and shall act as the President and the Deputy Presidents if the President and the Deputy Presidents are unable to act as such.

3. (No change.)
(Board of Directors) Article 20. 1. The Board of Directors shall determine the management of the business affairs of the Bank and supervise the performance of duties of Directors.	(Board of Directors) Article 19. 1. (No change.)
2. Notice to convene a meeting of the Board of Directors shall be given to each Director and Corporate Auditor at least three (3) days prior to the date of such meeting.	2. (No change.)

3. Unless otherwise provided for by law or regulation, resolutions of a meeting of the Board of Directors shall be adopted by an affirmative vote of a majority of the Directors present who constitute in number a majority of all of the Directors.

3. (No change in translation.)

4. The substance of proceedings and the results of meetings of the Board of Directors shall be stated or recorded in the minutes, to which the Directors and Corporate Auditors present shall put their names and affix their seals or affix electronic signatures. Such minutes shall be kept at the head office for ten (10) years.

4. (No change.)

(Newly established.)

(Limited Liability Agreement with Outside Director)

Article 20.

Pursuant to the provisions of Article 266, Paragraph 19 of the Commercial Code, the Bank may execute agreements with outside Directors which limit the liability of such outside Directors arising from any act provided for in Paragraph 1, Item 5 of said Article; provided, however, that the limit on

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
liability under such agreements shall be the greater of an amount determined in advance which shall not be less than ten million (10,000,000) yen or the amount prescribed by laws or regulations.

CHAPTER V.

CORPORATE AUDITORS AND

BOARD OF CORPORATE AUDITORS

(Number of Corporate Auditors and Method of
Election)

Article 21.

1. The Bank shall have not more than eight (8) Corporate Auditors, who shall be elected at a general meeting of shareholders.

2. At the time of the election of Corporate Auditors, there shall be in attendance shareholders who hold voting rights representing in the aggregate one-third (1/3) or more of the total number of voting rights of all shareholders.

CHAPTER V. CORPORATE AUDITORS AND BOARD OF CORPORATE AUDITORS (Number of Corporate Auditors and Method of Election) Article 21. (No change.)
(Full-time Corporate Auditors) Article 22. The Corporate Auditors shall appoint several full-time Corporate Auditors from among themselves.	(Full-time Corporate Auditors) Article 22. (No change.)

(Term of Office)

Article 23.

The term of office of Corporate Auditors shall expire at the close of the ordinary general meeting of shareholders held in respect of the last fiscal term ending four (4) years after their assumption of office.

(Term of Office) Article 23. (No change.)

(Board of Corporate Auditors)

Article 24.

1. The Board of Corporate Auditors shall have the authority provided for by law and regulation and also shall determine matters concerning the performance of duties of Corporate Auditors; provided, however, that the Board of Corporate Auditors shall not interfere with the exercise by the Corporate Auditors of their power and authority.

(Board of Corporate Auditors) Article 24. 1. (No change.)

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
2. Notice to convene a meeting of the Board of Corporate Auditors shall be given to each Corporate Auditor at least three (3) days prior to the date of such meeting.	2. (No change.)
3. Unless otherwise provided for by law or regulation, resolutions of a meeting of the Board of Corporate Auditors shall be adopted by an affirmative vote of a majority of the Corporate Auditors.	3. (No change in translation.)

4. The substance of proceedings and the result of meetings of the Board of Corporate Auditors shall be stated or recorded in the minutes, to which the Corporate Auditors present shall put their names and affix their seals or affix electronic signatures. Such minutes shall be kept at the head office for ten (10) years.

4. (No change.)

CHAPTER VI.

TOKYO MITSUBISHI GINKO SAIKEN

(BANK OF TOKYO-MITSUBISHI

DEBENTURES)

(Ground for Issuance)

Article 25.

The Bank may issue debentures in accordance with the approval of the Minister of Finance provided pursuant to the Financial Institutions Amalgamation and Conversion of Business Act.

CHAPTER VI. TOKYO MITSUBISHI GINKO SAIKEN (BANK OF TOKYO-MITSUBISHI DEBENTURES) (Ground for Issuance) Article 25. (No change.)

(Name of Debentures) Article 26. Debentures to be issued by the Bank pursuant to the preceding Article 25 shall be called Tokyo Mitsubishi Ginko Saiken (Bank of Tokyo-Mitsubishi Debentures).	(Name of Debentures) Article 26. (No change.)

(Regulations Governing Bank of Tokyo-Mitsubishi Debentures)

Article 27.

The procedures concerning the conversion of bearer debenture certificates to registered debenture certificates and vice versa, the recordation of debentures held in trust, the delivery of new debenture certificates and/or new coupons, the registration of transfer of registered debentures, the registration of pledges on

(Regulations Governing Bank of Tokyo-Mitsubishi Debentures) Article 27. (No change.)

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation

registered debentures, and any other handling and its fees with respect to debentures shall be governed by the [Regulations Governing the Bank of Tokyo-Mitsubishi Debentures] established by the Bank.

(Notification of Name and Address, etc.)

Article 28.

The provisions of Article 10 hereof shall apply mutatis mutandis to registered debentures.

(Deleted.)

CHAPTER VII.

ACCOUNTS

(Business Year and Fiscal Term)

Article 29.

The business year of the Bank shall commence on April 1 of each year and end on March 31 of the following year and the fiscal term of each business year shall be settled as of the last day of such business year.

CHAPTER VII. ACCOUNTS (Business Year and Fiscal Term) Article 28. (No change.)

(Disposal of Profits) Article 30. Unless otherwise provided for by laws or regulations, profits of the Bank shall be disposed of pursuant to a resolution of a general meeting of shareholders.	(Disposal of Profits) Article 29. (No change in translation.)

(Dividends)

Article 31.

Dividends shall be paid to the shareholders or the registered pledgees whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year.

(Dividends) Article 30. (No change in translation.)
(Newly established.)

(Time of Conversion of Preferred Shares and Dividends)

Article 31.

For the purpose of payment of the first dividends or Interim Dividends payable on the Ordinary Shares issued upon conversion of Class 3 Preferred Shares through Class 5 Preferred Shares, the conversion shall be deemed to have taken effect as

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Articles of Incorporation as Amended as Described in Attachment 1	Proposed Amendment of Articles of Incorporation
of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

(Interim Dividends)

Article 32.

By a resolution of the Board of Directors, the Bank may pay cash pursuant to Article 293-5 of the Commercial Code (hereinafter referred to as the “Interim Dividends”) to the shareholders or registered pledgees whose names have been entered or recorded in the latest register of shareholders as of September 30 of each year.

(Interim Dividends) Article 32. (No change.)

(Prescription Period)

Article 33.

The Bank shall be released from the obligation to pay dividends or the Interim Dividends to particular shareholders after the lapse of five (5) full years from the date of commencement of payment thereof, where such shareholders have not accepted such payment.

– End –

(Prescription Period) Article 33. (No change in translation.) – End –

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(Attachment 3)

(Translation)

Terms and Conditions to Issuance of Series 1 Class 3 Preferred Shares

(1) Name of Preferred Shares

Series 1 Class 3 Preferred Shares of the Bank of Tokyo-Mitsubishi UFJ, Ltd. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be two hundred million (200,000,000) shares; provided, however, that if any number of the Series 1 Class A Preferred Shares issued by UFJ Bank Limited are converted to Ordinary Shares of UFJ Bank Limited on and after April 1, 2005, to and including the day immediately preceding the date of the merger, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 1 Class A Preferred Shares of UFJ Bank Limited at a ratio of one (1) Preferred Share per Series 1 Class A Preferred Share of UFJ Bank Limited.

(4) Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Bank shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of fifteen and nine-tenths (15.90) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”) or registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be fifteen and nine-tenths (15.90) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Bank shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

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(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Bank shall make a cash distribution in the amount of seven and ninety-five hundredths (7.95) yen per Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders or Registered Ordinary Pledgees.

B. Distribution of Residual Assets

If the Bank distributes its residual assets upon liquidation, the Bank shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders or Registered Ordinary Pledgees in the amount of three thousand (3,000) yen per Preferred Share. The Bank shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Bank in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Bank may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Bank shall not consolidate or split any Preferred Shares. The Bank shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period during which Preferred Shareholders are Entitled to Request Conversion

On and after the issuance date of the Preferred Shares to and including July 31, 2008

(B)	Terms of Conversion

a.	Initial Conversion Price

The initial conversion price shall be the amount obtained by dividing the conversion price of the Series 1 Class A Preferred Shares of UFJ Bank Limited effective as of the date immediately

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preceding the date of the merger by 0.62 (calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen).

b.	Reset of Conversion Price

The conversion price shall be reset on August 1, 2006 and August 1, 2007 (each, hereinafter referred to as the “Reset Date”) to the amount obtained by multiplying the average of one-thousandth of each daily closing price (including closing bids or offered prices) of the Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the relevant Reset Date by 1.025 (calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen); provided, however, that if the conversion price so calculated is less than one thousand six hundred ninety-three point fifty (1,693.50) yen (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Floor Price”), the conversion price shall be the Conversion Floor Price. If, during the above-described forty-five (45) trading day period, any event has occurred which would require an adjustment in accordance with c. below, the average price above shall be adjusted in a manner consistent with c. below.

c.	Adjustment of Conversion Price

(a)	After the issuance of the Preferred Shares, the conversion price (including the Conversion Floor Price) will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Price Adjustment Formula”) in the event any of the items set forth below occurs; provided, however, that if the conversion price when adjusted in accordance with the Conversion Price Adjustment Formula is less than one hundred (100) yen, the conversion price after adjustment shall be one hundred (100) yen.

Conversion price after adjustment	=	Conversion price before adjustment	x	Number of Ordinary Shares already issued	+		Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price per share
				Number of Ordinary Shares already issued		+	Number of Ordinary Shares to be newly issued or transferred

(i)	In the event that the Bank issues Ordinary Shares or transfers Ordinary Shares held by the Bank at a subscription price or transfer price less than the current market price to be used in the Conversion Price Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion price after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

(ii)	In the event that the Bank issues Ordinary Shares by way of a stock split:

The conversion price after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such Ordinary Shares to be issued by way of a stock split.

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However, if the Board of Directors of the Bank determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to stated capital, the conversion price after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Bank issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Price Adjustment Formula:

The conversion price after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion price (including the Conversion Floor Price) is required by virtue of any amalgamation or merger, capital reduction, or consolidation of Ordinary Shares, etc., the conversion price shall be adjusted to such price as the Board of Directors of the Bank determines appropriate.

(c)	Furthermore, if any event corresponding to any of the events set forth in (a) or (b) above occurs with respect to Mitsubishi UFJ Financial Group, Inc., an adjustment shall be made as the Board of Directors of the Bank determines appropriate.

(d)	The “Current market price per share” in the Conversion Price Adjustment Formula means the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion price after adjustment becomes effective (or, in the case as provided for in the proviso of c. (a) (ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

(e)	The “Conversion price before adjustment” in the Conversion Price Adjustment Formula means the conversion price in effect on the date immediately preceding the date on which the conversion price after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Price Adjustment Formula means the number of Ordinary Shares of the Bank issued and outstanding (excluding the number of Ordinary Shares held by the Bank) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion price after adjustment is to become effective.

(f)

The “Subscription price per share” in the Conversion Price Adjustment Formula means (1) in the event that the Bank issues Ordinary Shares with a subscription price less than the current market price as set forth in c. (a) (i) above, such subscription price (in the event that payment thereof is made by any consideration other than cash, the fair value of such consideration), (2) in the event that the Bank issues Ordinary Shares by way of a stock split as set forth in c. (a) (ii) above, zero, and (3) in the event that the Bank issues securities (interests) convertible

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into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares at a price less than the current market price as set forth in c. (a) (iii) above, the relevant conversion or exercise price.

(g)	Calculations in accordance with the Conversion Price Adjustment Formula shall be made to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

(h)	In the event that the difference between the conversion price after adjustment calculated by the Conversion Price Adjustment Formula and the conversion price before adjustment is less than one (1) yen, no adjustment shall be made; provided, however, that if any event occurs thereafter that would require adjustment of the conversion price, when calculating the conversion price, such difference shall be deducted from the conversion price before adjustment in the Conversion Price Adjustment Formula.

d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	3,000 yen
Conversion price

In the calculation of the number of the Ordinary Shares to be issued upon conversion, any number less than one (1) share shall be discarded.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of the Bank of Tokyo-Mitsubishi UFJ, Ltd.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H. Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before July 31, 2008 shall be mandatorily converted on August 1, 2008 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares in the number as is obtained by dividing three thousand (3,000) yen by the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average of one-thousandth of each daily closing price shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average one-thousandth price is less than one thousand two hundred nine and seven-tenths (1,209.70) yen, the relevant Preferred Shares shall be converted into Ordinary Shares in the number as is obtained by dividing three thousand (3,000) yen by one thousand two hundred nine and seven-tenths (1,209.70) yen. In the calculation of the number of Ordinary Shares provided for above, any number less than one (1) share shall be rounded up to the nearest one (1) share.

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(Attachment 4)

(Translation)

Terms and Conditions to Issuance of Series 1 Class 4 Preferred Shares

(1) Name of Preferred Shares

Series 1 Class 4 Preferred Shares of the Bank of Tokyo-Mitsubishi UFJ, Ltd. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be one hundred fifty million (150,000,000) shares; provided, however, that if any number of the Series 1 Class D Preferred Shares issued by UFJ Bank Limited are converted to Ordinary Shares of UFJ Bank Limited on and after April 1, 2005, to and including the day immediately preceding the date of the merger, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 1 Class D Preferred Shares of UFJ Bank Limited at a ratio of one (1) Preferred Share per Series 1 Class D Preferred Share of UFJ Bank Limited.

(4) Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Bank shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of eighteen and six-tenths (18.60) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”) or registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be eighteen and six-tenths (18.60) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Bank shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

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(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Bank shall make a cash distribution in the amount of nine and three-tenths (9.30) yen per Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders or Registered Ordinary Pledgees.

B. Distribution of Residual Assets

If the Bank distributes its residual assets upon liquidation, the Bank shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders or Registered Ordinary Pledgees in the amount of two thousand (2,000) yen per Preferred Share. The Bank shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Bank in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Bank may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Bank shall not consolidate or split any Preferred Shares. The Bank shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period during which Preferred Shareholders are Entitled to Request Conversion

On and after the issuance date of the Preferred Shares to and including March 30, 2009

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(B)	Terms of Conversion

a.	Initial Conversion Ratio

The Preferred Shares may be converted into Ordinary Shares of the Bank at the following conversion ratio per Preferred Share (hereinafter referred to as the “Initial Conversion Ratio”):

Initial Conversion Ratio = 2.197

b.	Reset of Conversion Ratio

The Initial Conversion Ratio shall be reset on October 5 of each year from 2005 through and including 2008 (each, hereinafter referred to as the “Reset Date”) to such conversion ratio as calculated by the following formula (hereinafter referred to as the “Conversion Ratio After Reset”). The Conversion Ratio After Reset shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion Ratio After Reset	=	2,000 yen
Current market price × 1.035

However, if any amount less than one (1) yen is produced by the calculation of the current market price multiplied by 1.035, such amount shall be rounded up to the nearest one (1) yen. If as a result of the above calculation the Conversion Ratio After Reset exceeds 2.197 (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Ceiling Ratio”), the Conversion Ratio After Reset shall be the Conversion Ceiling Ratio. The “Current market price” in the above formula shall be the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the relevant Reset Date, calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

c.	Adjustment of Conversion Ratio

(a)	After the issuance of the Preferred Shares, the conversion ratio as set forth in a. and b. above will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Ratio Adjustment Formula”) in the event any of the items set forth below occurs; provided, however, that if the conversion ratio calculated by the Conversion Ratio Adjustment Formula exceeds forty (40), the conversion ratio after adjustment shall be forty (40). The conversion ratio after adjustment shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion ratio after adjustment	=	Conversion ratio before adjustment	x	Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred
				Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price

(i)	In the event that the Bank issues Ordinary Shares or transfers Ordinary Shares held by the Bank at a subscription price or transfer price less than the current market price to be

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used in the Conversion Ratio Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion ratio after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

(ii)	In the event that the Bank issues Ordinary Shares by way of a stock split:

The conversion ratio after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such shares to be issued by way of a stock split.

However, if the Board of Directors of the Bank determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to stated capital, the conversion ratio after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Bank issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Ratio Adjustment Formula:

The conversion ratio after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion ratio (including Conversion Ceiling Ratio) is required by virtue of any amalgamation or merger, capital reduction, or consolidation of Ordinary Shares, etc., the conversion ratio shall be adjusted to such conversion ratio as the Board of Directors of the Bank determines appropriate.

(c)	Furthermore, if any event corresponding to any of the events set forth in (a) or (b) above occurs with respect to Mitsubishi UFJ Financial Group, Inc., an adjustment shall be made as the Board of Directors of the Bank determines appropriate.

(d)	The “Current market price” in the Conversion Ratio Adjustment Formula means the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion ratio after adjustment becomes effective (or, in the case as provided for in the proviso of c. (a) (ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

(e)	The “Conversion ratio before adjustment” in the Conversion Ratio Adjustment Formula means the conversion ratio in effect on the date immediately preceding the date on which the

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conversion ratio after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Ratio Adjustment Formula means the number of Ordinary Shares of the Bank issued and outstanding (excluding the number of Ordinary Shares held by the Bank) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion ratio after adjustment is to become effective.

d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	Conversion ratio

In the calculation of the number of the Ordinary Shares to be issued upon conversion, any number less than one (1) share shall be discarded.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of the Bank of Tokyo-Mitsubishi UFJ, Ltd.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H. Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before March 30, 2009 shall be mandatorily converted on March 31, 2009 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares in the number as is obtained by dividing two thousand (2,000) yen by the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average of one-thousandth of each daily closing price shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average one-thousandth price is less than nine hundred ten and five-tenths (910.50) yen, the relevant Preferred Shares shall be converted into Ordinary Shares in the number as is obtained by dividing two thousand (2,000) yen by nine hundred ten and five-tenths (910.50) yen. In the calculation of the number of Ordinary Shares provided for above, any number less than one (1) share shall be rounded up to the nearest one (1) share.

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(Attachment 5)

(Translation)

Terms and Conditions to Issuance of Series 1 Class 5 Preferred Shares

(1) Name of Preferred Shares

Series 1 Class 5 Preferred Shares of the Bank of Tokyo-Mitsubishi UFJ, Ltd. (hereinafter referred to as the “Preferred Shares”)

(2) Number of Shares to be Issued

The number of the Preferred Shares to be issued upon the merger shall be one hundred fifty million (150,000,000) shares; provided, however, that if any number of the Series 2 Class D Preferred Shares issued by UFJ Bank Limited are converted to Ordinary Shares of UFJ Bank Limited on and after April 1, 2005, to and including the day immediately preceding the date of merger, such number shall be deducted accordingly from the number of the Preferred Shares to be issued in connection with the merger set forth above.

(3) Method of Issuance

The Preferred Shares shall be issued in connection with the merger by way of allotment to the holders of the Series 2 Class D Preferred Shares of UFJ Bank Limited at a ratio of one (1) Preferred Share per Series 2 Class D Preferred Share of UFJ Bank Limited.

(4)	Matters concerning the Preferred Shares

A. Preferred Dividends

(A)	Preferred Dividends

The Bank shall pay dividends on the Preferred Shares (hereinafter referred to as the “Preferred Dividends”) in the amount of nineteen and four-tenths (19.40) yen per Preferred Share per year to the holders of the Preferred Shares (hereinafter referred to as the “Preferred Shareholders”) or registered pledgees who hold pledges over Preferred Shares (hereinafter referred to as the “Registered Preferred Pledgees”), whose names have been entered or recorded in the latest register of shareholders as of March 31 of each year, with priority over the holders of Ordinary Shares (hereinafter referred to as the “Ordinary Shareholders”) or registered pledgees who hold pledges over Ordinary Shares (hereinafter referred to as the “Registered Ordinary Pledgees”); provided, however, that in the event that the Preferred Interim Dividends provided for in (D) below have been paid in the relevant business year, the amount so paid shall be deducted accordingly from the amount of the Preferred Dividends indicated above. The Preferred Dividends for the period on and after the issuance date of Preferred Shares to and including March 31, 2006 shall be nineteen and four-tenths (19.40) yen per Preferred Share.

(B)	Non-cumulation Clause

If the aggregate amount paid to a Preferred Shareholder or Registered Preferred Pledgee as dividends in any particular business year is less than the amount of the Preferred Dividends indicated above, the unpaid amount shall not be carried over to or cumulated in subsequent business years.

(C)	Non-participation Clause

The Bank shall not pay to any Preferred Shareholder or Registered Preferred Pledgee as dividends any amount in excess of the prescribed amount of the Preferred Dividends indicated above.

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(D)	Preferred Interim Dividends

In the event of payment of interim dividends (hereinafter referred to as the “Preferred Interim Dividends”), the Bank shall make a cash distribution in the amount of nine and seven-tenths (9.70) yen per Preferred Share to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders or Registered Ordinary Pledgees.

B. Distribution of Residual Assets

If the Bank distributes its residual assets upon liquidation, the Bank shall pay to the Preferred Shareholders or Registered Preferred Pledgees with priority over the Ordinary Shareholders or Registered Ordinary Pledgees in the amount of two thousand (2,000) yen per Preferred Share. The Bank shall not make a distribution of residual assets other than as provided for above to the Preferred Shareholders or Registered Preferred Pledgees.

C. Order of Priority

The Preferred Shares shall rank pari passu with any other class of preferred shares issued by the Bank in respect of the payment of the Preferred Dividends and the Preferred Interim Dividends and the distribution of residual assets.

D. Cancellation

The Bank may, at any time, purchase Preferred Shares and cancel them.

E. Voting Rights

Unless otherwise provided for by law or regulation, the Preferred Shareholders shall not have voting rights at any general meeting of shareholders; provided, however, that the Preferred Shareholders shall have voting rights from (i) the commencement of an ordinary general meeting of shareholders in the event that no proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is submitted to such ordinary general meeting of shareholders or (ii) the close of an ordinary general meeting of shareholders in the event that such proposal is rejected at such ordinary general meeting of shareholders, until, in either case, a proposal for declaration of Preferred Dividends be paid to the Preferred Shareholders is approved at an ordinary general meeting of shareholders.

F. Consolidation or Split of Preferred Shares and Subscription Rights, etc.

Unless otherwise provided for by law or regulation, the Bank shall not consolidate or split any Preferred Shares. The Bank shall not grant the Preferred Shareholders any rights to subscribe for new shares, stock acquisition rights or bonds with stock acquisition rights.

G. Conversion into Ordinary Shares

Any Preferred Shareholder may request conversion of Preferred Shares into Ordinary Shares during the period in which such Preferred Shareholder is entitled to request conversion as provided for in (A) below, pursuant to the terms of conversion as provided for in (B) below. The details are as follows:

(A)	Period during which Preferred Shareholders are Entitled to Request Conversion

On and after the issuance date of the Preferred Shares to and including March 30, 2009

(B)	Terms of Conversion

a.	Initial Conversion Ratio

The Preferred Shares may be converted into Ordinary Shares of the Bank at the following conversion ratio per Preferred Share (hereinafter referred to as the “Initial Conversion Ratio”):

Initial Conversion Ratio = 2.197

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b.	Reset of Conversion Ratio

The Initial Conversion Ratio shall be reset on October 5 of each year from 2005 through and including 2008 (each, hereinafter referred to as the “Reset Date”) to such conversion ratio as calculated by the following formula (hereinafter referred to as the “Conversion Ratio After Reset”). The Conversion Ratio After Reset shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion Ratio After Reset	=	2,000 yen
Current market price × 1.035

However, if any amount less than one (1) yen is produced by the calculation of the current market price multiplied by 1.035, such amount shall be rounded up to the nearest one (1) yen. If as a result of the above calculation the Conversion Ratio After Reset exceeds 2.197 (subject to any adjustment in accordance with c. below) (hereinafter referred to as the “Conversion Ceiling Ratio”), the Conversion Ratio After Reset shall be the Conversion Ceiling Ratio. The “Current market price” in the above formula shall be the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the relevant Reset Date, calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

c.	Adjustment of Conversion Ratio

(a)	After the issuance of the Preferred Shares, the conversion ratio as set forth in a. and b. above will be adjusted in accordance with the following formula (hereinafter referred to as the “Conversion Ratio Adjustment Formula”) in the event any of the items set forth below occurs; provided, however, that if the conversion ratio calculated by the Conversion Ratio Adjustment Formula exceeds forty (40), the conversion ratio after adjustment shall be forty (40). The conversion ratio after adjustment shall be calculated to the fourth decimal place and rounded up to the nearest third decimal place when the fraction beyond it is equal to or more than 0.0005, discarding fractions less than 0.0005.

Conversion ratio after adjustment	=	Conversion ratio before adjustment	x	Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred
				Number of Ordinary Shares already issued	+	Number of Ordinary Shares to be newly issued or transferred	x	Subscription price or transfer price per share
Current market price

(i)	In the event that the Bank issues Ordinary Shares or transfers Ordinary Shares held by the Bank at a subscription price or transfer price less than the current market price to be used in the Conversion Ratio Adjustment Formula (except for any issuance or transfer by virtue of conversion of securities convertible into Ordinary Shares or the exercise of stock acquisition rights):

The conversion ratio after adjustment shall become effective as of the date immediately following the payment date or as of the date immediately following the date (if set) for the allotment of such Ordinary Shares to shareholders.

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(ii)	In the event that the Bank issues Ordinary Shares by way of a stock split:

The conversion ratio after adjustment shall become effective as of the date immediately following the date set for the allotment to shareholders of such shares to be issued by way of a stock split.

However, if the Board of Directors of the Bank determines that the stock split and issuance of Ordinary Shares thereby shall be effected by a transfer of distributable profits to stated capital and the date set for the allotment of such Ordinary Shares to shareholders falls on or prior to the date of the closing of the relevant ordinary general meeting of shareholders held to approve the transfer of distributable profits to stated capital, the conversion ratio after adjustment shall become effective as of the date immediately following the date on which the ordinary general meeting of shareholders approving such transfer is concluded.

(iii)	In the event that the Bank issues securities (interests) convertible into Ordinary Shares or securities (interests) with rights to acquire Ordinary Shares, in either case, at a price less than the current market price to be applied to the Conversion Ratio Adjustment Formula:

The conversion ratio after adjustment shall become effective as of the date immediately following the date of issuance of such securities (interests) or as of the date immediately following the date (if set) for the allotment of such securities (interests) to shareholders, on the assumption that all such securities (interests) are converted or all the stock acquisition rights attached to such securities (interests) are exercised on the date of issuance of such securities (interests) or at the close of the date set for the allotment of such securities (interests), as the case may be.

(b)	In addition to the events set forth above, if an adjustment of the conversion ratio (including Conversion Ceiling Ratio) is required by virtue of any amalgamation or merger, capital reduction, or consolidation of Ordinary Shares, etc., the conversion ratio shall be adjusted to such conversion ratio as the Board of Directors of the Bank determines appropriate.

(c)	Furthermore, if any event corresponding to any of the events set forth in (a) or (b) above occurs with respect to Mitsubishi UFJ Financial Group, Inc., an adjustment shall be made as the Board of Directors of the Bank determines appropriate.

(d)	The “Current market price” in the Conversion Ratio Adjustment Formula means the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the date on which the conversion ratio after adjustment becomes effective (or, in the case as provided for in the proviso of c. (a) (ii) above, the date set for the allotment of Ordinary Shares to shareholders), calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen.

(e)	The “Conversion ratio before adjustment” in the Conversion Ratio Adjustment Formula means the conversion ratio in effect on the date immediately preceding the date on which the conversion ratio after adjustment becomes effective, and the “Number of Ordinary Shares already issued” in the Conversion Ratio Adjustment Formula means the number of Ordinary Shares of the Bank issued and outstanding (excluding the number of Ordinary Shares held by the Bank) on the date (if set) for the allotment to shareholders, or if such date is not set, on the date one (1) calendar month prior to the date on which the conversion ratio after adjustment is to become effective.

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d.	Number of Ordinary Shares to be Issued upon Conversion

The number of the Ordinary Shares to be issued upon conversion of the Preferred Shares shall be as follows:

Number of the Ordinary Shares to be issued upon conversion	=	Number of the Preferred Shares presented for conversion by their holders	x	Conversion ratio

In the calculation of the number of the Ordinary Shares to be issued upon conversion, any number less than one (1) share shall be discarded.

(C)	Shares to be Issued upon Conversion

Ordinary Shares of the Bank of Tokyo-Mitsubishi UFJ, Ltd.

(D)	The First Dividends after Conversion

For the purpose of payment of the first dividends or interim dividends payable on the Ordinary Shares issued upon conversion of the Preferred Shares, the conversion shall be deemed to have taken effect as of April 1, if a request for conversion or mandatory conversion is made during the period from April 1 through September 30, or as of October 1, if such request or conversion is made during the period from October 1 through March 31 of the following year.

H. Mandatory Conversion

Any Preferred Shares for which no request for conversion into Ordinary Shares is made on or before March 30, 2009 shall be mandatorily converted on March 31, 2009 (hereinafter referred to as the “Mandatory Conversion Date”) into Ordinary Shares in the number as is obtained by dividing two thousand (2,000) yen by the average of one-thousandth of each daily closing price (including closing bids or offered prices) of Ordinary Shares of the Mitsubishi UFJ Financial Group, Inc. (in regular trading) as reported by the Tokyo Stock Exchange for the thirty (30) consecutive trading days (excluding a trading day or days on which no closing price or closing bid or offered price is reported) commencing on the forty-fifth (45th) trading day prior to the Mandatory Conversion Date; provided, however, that such average of one-thousandth of each daily closing price shall be calculated to the second decimal place denominated in yen and rounded up to the first decimal place when the fraction beyond it is equal to or more than 0.05 yen, discarding amounts less than 0.05 yen. If the relevant average one-thousandth price is less than nine hundred ten and five-tenths (910.50) yen, the relevant Preferred Shares shall be converted into Ordinary Shares in the number as is obtained by dividing two thousand (2,000) yen by nine hundred ten and five-tenths (910.50) yen. In the calculation of the number of Ordinary Shares provided for above, any number less than one (1) share shall be rounded up to the nearest one (1) share.

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AMENDMENT TO THE MERGER AGREEMENT

(English Summary)

Merger Date:	The scheduled merger date will be changed to January 1, 2006.

Dividend Payments:

In addition to the year-end dividends, BTM may pay its shareholders as of September 30, 2005 interim dividends of up to the following maximum amounts:

127 yen per Ordinary Share

30 yen per Class 2 Preferred Share

Total: 640,472,632,342 yen

Amendment to Articles of Incorporation of the Merged Bank and Terms of Preferred Shares of BTM:	The terms of BTM’s Series 1 Class 3, Series 1 Class 4 and Series 1 Class 5 preferred shares will be amended to reflect the change of the scheduled merger date and the passage of time between the Merger Agreement and the Amendment to the Merger Agreement. The Articles of Incorporation of the merged bank shall be amended to reflect such adjustments in the terms of the preferred shares.

Date of shareholders meetings to approve Amendment to Merger Agreement:	BTM: August 30, 2005 UFJ: August 30, 2005